UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd.

Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

General

On June 1, 2026, Odyssey Marine Exploration, Inc. (the “Company”) held its Annual Meeting of Stockholders for the purpose of considering and acting upon the following matters:

•	to elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified (the “Election Proposal”);

•	to ratify the appointment of Grant Thornton LLP as our independent registered certified public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification Proposal”);

•	to amend the Company’s articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 to 82,000,000 (the “Articles Amendment Proposal”);

•	to amend the Company’s 2019 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 2,000,000 shares (the “Plan Proposal”);

•	to approve a reverse stock split of the Company’s common stock at a ratio in the range from 1-for-20 to 1-for-25 (the “Reverse Stock Split Proposal”);

•	to obtain non-binding advisory approval of the compensation of our named executive officers (the “Compensation Proposal”); and

•	to transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.

No other business came before the meeting.

Voting Results

Election Proposal

With respect to the Election Proposal, the five individuals named below were elected to serve as directors in accordance with the following vote:

Nominee	For	Withheld
Mark D. Gordon	22,081,067	561,139
Mark B. Justh	21,787,427	854,779
Larissa T. Pommeraud	22,011,589	630,617
Jon D. Sawyer	21,979,092	663,114
Todd E. Siegel	21,972,228	669,978

Ratification Proposal

With respect to the Ratification Proposal, the stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. Results of the vote were as follows:

For	Against	Abstain
35,169,107	281,343	383,495

Articles Amendment Proposal

With respect to the Authorized Capitalization Proposal, the proposal passed with an affirmative vote of a majority of the Company’s voting power outstanding. The results of the vote were as follows:

For	Against	Abstain
31,871,707	3,514,241	447,997

Plan Proposal

With respect to the Plan Proposal, the results of the vote were as follows:

For	Against	Abstain
20,934,966	1,558,840	148,400

Reverse Stock Split Proposal

With respect to the Reverse Split Proposal, the proposal passed with an affirmative vote of a majority of the Company’s voting power outstanding. The results of the vote were as follows:

For	Against	Abstain
31,683,294	3,685,661	464,990

Compensation Proposal

With respect to the Compensation Proposal, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain
21,172,628	1,024,128	445,450

Broker Non-Votes

There were 13,191,739 broker non-votes with respect to the Election Proposal, the Plan Proposal and the Compensation Proposal. There were zero broker non-votes with respect to the Authorized Capitalization Proposal and Reverse Stock Split Proposal. Broker non-votes were not relevant to the Ratification Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: June 03, 2026	By:	/s/ Mark D. Gordon
Mark D. Gordon
Chief Executive Officer